UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Madison Avenue New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 381-3500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 15, 2010, Phillips-Van Heusen Corporation (the “Company”) announced that it had entered into a definitive purchase agreement (the “Purchase Agreement”) to acquire Tommy Hilfiger B.V. (together with its subsidiaries, the “TH Group”), controlled by funds affiliated with Apax Partners L.P. (the “Acquisition”). The consideration for the Acquisition consists of €1.924 billion in cash and €276 million in shares of the Company’s common stock, par value $1.00 per share, as well as the assumption by the Company of €100 million in liabilities of the TH Group.  The purchase price is a debt-free/cash-free basis, and assumes a normalized level of working capital for the TH Group at closing.  The Company expects to close the transaction during its fiscal 2010 second quarter.

Consummation of the Acquisition is subject to certain customary conditions, including, among others, governmental filings and regulatory approvals and expiration of applicable waiting periods, accuracy of specified representations and warranties of the other party, and material performance by the other party of its obligations under the Purchase Agreement.

Certain historical financial statements of Tommy Hilfiger B.V. are filed herewith as Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements And Exhibits.

(a) Financial Statements of Business Acquired.

Audited special purpose consolidated financial statements of Tommy Hilfiger B.V. for the fiscal years ended March 31, 2008 and 2009.

Audited special purpose consolidated financial statements of Tommy Hilfiger B.V. for the fiscal years ended March 31, 2007 and 2008.

Unaudited special purpose consolidated interim financial statements of Tommy Hilfiger B.V. for the nine months ended December 31, 2009.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Special Purpose Consolidated Financial Statements of Tommy Hilfiger B.V. for the fiscal years ended March 31, 2008 and 2009

99.2	Audited Special Purpose Consolidated Financial Statements of Tommy Hilfiger B.V. for the fiscal years ended March 31, 2007 and 2008

99.3	Unaudited Special Purpose Consolidated Interim Financial Statements of Tommy Hilfiger B.V. for the nine months ended December 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

Date: April 13, 2010	By:	/s/ Mark D. Fischer
Name: Mark D. Fischer Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Special Purpose Consolidated Financial Statements of Tommy Hilfiger B.V. for the fiscal years ended March 31, 2008 and 2009

99.2	Audited Special Purpose Consolidated Financial Statements of Tommy Hilfiger B.V. for the fiscal years ended March 31, 2007 and 2008

99.3	Unaudited Special Purpose Consolidated Interim Financial Statements of Tommy Hilfiger B.V. for the nine months ended December 31, 2009